UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
 (Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)                             (Zip code)

Matthew J. Beck
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: May 31

Date of reporting period: May 31, 2017

Explanatory Note

This Amended Form N-CSR is being filed for the purpose of revising certain figures in the Financial Highlights section of the Annual Report due to transposed numbers, after these were discovered in the version filed via the Edgar system with the Securities and Exchange Commission.  The version of the Annual Report distributed to shareholders on or about August 15, 2017 contained the correct figures.

Item 1. REPORTS TO STOCKHOLDERS.
Annual Report 2017
May 31, 2017

Goodwood SMID Long/Short Fund

Advisor Class Shares
Institutional Class Shares

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Goodwood SMID Long/Short Fund (the "Fund").  The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund's distributor is a bank.

The Goodwood SMID Long/Short Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609.  There is no affiliation between the Goodwood SMID Long/Short Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Goodwood SMID Long/Short Fund ("Fund") and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates.  Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: Common Stock Risk, Market Risk, Portfolio Turnover Risk, Small-Cap and Mid-Cap Securities Risk, Investment Advisor Risk, and Operating Risk.  More information about these risks and other risks can be found in the Fund's prospectus.

The performance information quoted in this Annual Report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting goodwood-funds.com

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at ncfunds.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

This Annual Report was first distributed to shareholders on or about August 15, 2017.

For More Information on Your Goodwood SMID Long/Short Fund:

See Our Web site @ goodwood-funds.com
or
Call Our Shareholder Services Group at 800-773-3863.

450 Laurel Street|Suite 1601
Baton Rouge, Louisiana 70801
 866-841-8060 | www.goodwood-funds.com
July 1, 2017
Dear Fellow Shareholders of the Goodwood SMID Long/Short Fund:
Enclosed for your review is the Annual Report for the Goodwood SMID Long/Short Fund (the "Fund"), a series of the Starboard Investment Trust (the "Trust") for the fiscal year ending May 31, 2017.

The return for the Fund during the fiscal year ended May 31, 2017 was -9.52% for the Advisor Class Shares and -9.24% for the Institutional Class Shares.  This compares to 21.00% for the Russell 2000 Value Index and the 20.23% for the Russell 3000 Growth Index during that same period.

Fiscal 2017 was a particularly exciting time for Goodwood Advisors, LLC and the Goodwood SMID Long/Short Fund. Recall that when Goodwood Advisors, LLC took over portfolio management responsibility of the Fund in October 2013, the strategy was originally positioned as a long only product.  A series of opportune evolutions at the firm eventually led us down the path of slightly altering the approach, most importantly, the incorporation of a short portfolio, which we began implementing in early 2016. By the fall of 2016, we'd ramped up our short portfolio to our targeted exposure, and as of October 2016, the Goodwood SMID Long/Short Fund officially became a component of the firm's Long/Short composite.
We have spent the bulk of our investment careers in the Long/Short space and have been running the strategy in separately managed accounts since the beginning of 2008. Simply put, we are long/short investors at our core. It's what we know best and how we believe that over the long-term, we can create the most attractive risk-adjusted return dynamic for our investors.
In our view, the ability to short stocks could not have happened at a more opportune time. Since March of 2009, equity indices have been on a rarely-interrupted, steady march higher and passive investing has proven particularly fruitful over the period.  However, we have observed meaningful disconnects that have transpired "under the surface" – across asset classes, industries and cap spectrums, among other factors. In our view, this has created an abundant opportunity set on both the long and short side. We believe that going forward, investors will be rewarded for allocating capital to active managers with focused strategy based on a proven and repeatable process.
In reflecting on this past fiscal year, the most obvious conclusion is that by all accounts, it was a tale of two halves both for our portfolio as well as the broader small and mid-cap classes. After multiple years of underperformance in the small and mid-cap classes relative to their larger cap brethren, the second half of calendar 2016 proved to be a rewarding time, particularly for more value oriented strategies. Certainly, the Presidential election and the anticipation of a pro-growth policy agenda was a catalyst for this, but the improving underlying domestic economic data that preceded that event should not be overlooked.

Thus far in 2017, we observed the opposite. By many counts, domestic growth has softened a bit relative to last year and the anticipation of policy change has shifted to doubt about its implementation. The small cap rally that began in the Fall of 2016 appears to have grinded to a halt.
So where does that leave us?  As of June 2017, small cap value had underperformed large cap growth by the largest margin since the height of the energy credit crisis in January 2016, as well as over the last 10 years. While this proved to be a headwind for our strategy, we believe these market dynamics are transitory in the medium to long term, so we have positioned the portfolio accordingly.
As of May 31, 2017, our portfolio exposures were 102% long and 43% short (145% gross and 59% net), representing our lowest net exposure in some time.  As of June 30, 2017, our portfolio exposures were 94% long and 43% short (137% gross and 51% net), representing an even lower net exposure in the subsequent period.
The bulk of our long portfolio is and will always be represented by what we characterize as SMID cap compounders, or companies that are well-capitalized with a strong management team and a defensible business model. We generally look to initiate or add to positions in compounder when the market is mis-pricing the equity for we view as temporary or transient matters. Today, compounders represent roughly 75% of our long book.
The balance of our long portfolio (about 25% of our long exposure) is dedicated to more special situation investments. Special situations tend to include opportunities that do not fit neatly into our compounder framework.
On the short side of our portfolio, the bulk of our exposures are "alpha" ideas. These are focused in individual equities that we believe are at risk on both a fundamental and multiple basis. As mentioned previously, there is a wide swath of equities trading at historically stretched multiples on peaking fundamentals, which we believe justifies our higher short exposure.   For the fiscal year, net investment losses were approximately equally attributable to both long investments and short sales, with losses from options contributing the least.
In one of our recent blog pieces, we reprinted a letter from March 2000 written by Julian Robertson to his Tiger Management shareholders discussing his rationale for shutting down what was then one of the largest and most successful hedge funds in the world. The gist of the letter was that, for a fundamental investor, conditions were such that it had become difficult to manage money in an environment where the process that was instrumental to his success seemed to no longer have relevance. Our contention in the blog was that even though the drivers may be different, the letter had tremendous relevance in today's environment.
We have done a tremendous amount of work on the market environment leading up to that letter. Tech bubble aside, many of the macro factors influencing equity prices from 1997 to early 2000 were eerily similar to what we have faced over the last three years. The more critical takeaway in our view was what unfolded in the subsequent period. The 2000-2004 time period proved to be a fruitful time for small cap value investors, and it was an even more opportune time to be long/short.
Of course, the underlying premise is that these times are indeed akin to that time period and we would never bet the ranch on a single assumption – particularly one based on a top-down macro view. Whether the '00-'04 phenomenon ends up rhyming with next several years or not, we are confident that a portfolio of high quality, historically cheap longs and historically expensive, fundamentally at-risk shorts leave us well positioned to generate superior risk adjusted returns over the long term.

Thank you for your continued investment consideration. Please call or email us at any time to discuss the Goodwood SMID Long/Short Fund and our investment approach.
Respectfully,

Ryan D. Thibodeaux
ryan@goodwoodcapitalmgmt.com
Joshua L. Pesses
josh@goodwoodcapitalmgmt.com
Goodwood Advisors, LLC
The views in the foregoing discussion were those of the Fund's investment advisor as of the date set forth above and may not reflect its views on the date this Annual Report is first published or anytime thereafter.  These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

Average Annual Total Return for the Quarter Ended June 30, 2017	One Year	Since Inception*	Net Expense Ratio**	Gross Expense Ratio***
Goodwood SMID Long/Short Fund – Advisor Class Shares	-0.49%	4.46%	1.97%	3.07%
Goodwood SMID Long/Short Fund – Institutional Class Shares	-0.13%	-7.04%	1.72%	2.82%
Russell 2000 Value Index****	24.86%	12.76%	n/a	n/a
Russell 3000 Growth Index****	20.72%	13.86%	n/a	n/a

The performance data quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain more current performance data regarding the Fund, including performance data current to the Fund's most recent month‐end, please visit ncfunds.com or call the Fund at (800) 773‐3863. Fee waivers and expense reimbursements have positively impacted Fund performance.
*The Fund's inception date is January 4, 2010.
** The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees in an amount that limits the Fund's annual operating expenses (exclusive of interest, dividends on securities sold short, taxes, brokerage commissions, borrowing costs, fees and expenses of other investment companies in which the Fund invests, and other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 1.70% of the average daily net assets of the Fund through May 31, 2018. The Expense Limitation Agreement may not be terminated prior to that date. Further, net annual operating expenses for the Fund may exceed those contemplated by the waiver due to acquired fund fees and other expenses that are not waived under the Expense Limitation Agreement.  Please see the Fund's most recent Prospectus for details.  Please refer to the Financial Highlights for actual results of each respective share class.

***Gross expense ratio is from the Fund's prospectus dated September 28, 2016.

****You cannot invest directly in this index. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower.  The Fund previously compared its performance only against the Russell 3000 Growth Index.  The Advisor believes the Russell 2000 Value Index is a more appropriate and accurate index against which to compare the Fund's investment strategies than the Russell 3000 Growth Index; and, therefore, the Russell 2000 Value Index is replacing the Russell 3000 Growth Index in future comparisons. The Russell 2000 Value Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Growth Index.

(RCGDW0617002)

Goodwood SMID Long/Short Fund

Performance Update - Advisor Class Shares
(Unaudited)

For the period from January 4, 2010 (Date of Initial Public Investment) through May 31, 2017

Comparison of the Change in Value of a $10,000 Investment

This graph assumes an initial investment of $10,000 at January 4, 2010 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of the Goodwood SMID Long/Short Fund - Advisor Class Shares versus the Russell 2000 Value Index and the Russell 3000 Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns
						Gross
As of	One	Three	Five	Since	Inception	Expense
May 31, 2017	Year	Year	Year	Inception	Date	Ratio*
Goodwood SMID Long/Short Fund	-9.52%	-7.54%	2.23%	3.93%	01/04/10	3.07%
Russell 2000 Value Index	21.00%	7.33%	13.67%	11.90%	N/A	N/A
Russell 3000 Growth Index	20.23%	11.66%	15.86%	14.02%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated September 28, 2016.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting goodwood-funds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

Goodwood SMID Long/Short Fund

Performance Update - Institutional Class Shares
(Unaudited)

For the period from July 16, 2014 (Date of Initial Public Investment) through May 31, 2017

Comparison of the Change in Value of a $100,000 Investment

This graph assumes an initial investment of $100,000 at July 16, 2014 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of the Goodwood SMID Long/Short Fund - Institutional Class Shares versus the Russell 2000 Value Index and the Russell 3000 Growth Index.  It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns
				Gross
As of	One	Since	Inception	Expense
May 31, 2017	Year	Inception	Date	Ratio*
Goodwood SMID Long/Short Fund	-9.24%	-8.60%	07/16/14	2.82%
Russell 2000 Value Index	21.00%	7.51%	N/A	N/A
Russell 3000 Growth Index	20.23%	11.30%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated September 28, 2016.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting goodwood-funds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

Goodwood SMID Long/Short Fund

Schedule of Investments

As of May 31, 2017
		Shares	Value (Note 1)

COMMON STOCKS - 93.25%

Consumer Discretionary - 18.32%
	Aaron's, Inc.	10,000	$365,200
†	BorgWarner, Inc.	10,000	425,100
*	Conn's, Inc.	5,000	85,500
	Flexsteel Industries, Inc.	9,500	481,175
	Nordstrom, Inc.	10,000	418,000
*	Ollie's Bargain Outlet Holdings, Inc.	7,500	308,625
†	Polaris Industries, Inc.	8,000	668,800
*	Vista Outdoor, Inc.	10,000	209,800
	Williams-Sonoma, Inc.	10,000	486,600
†	Wynn Resorts Ltd.	5,000	643,500
			4,092,300
Consumer Staples - 3.13%
*†	United Natural Foods, Inc.	17,500	698,950

Energy - 5.93%
*	Cloud Peak Energy, Inc.	80,000	271,200
	National Oilwell Varco, Inc.	15,000	490,050
*	Newpark Resources, Inc.	35,000	259,000
	US Silica Holdings, Inc.	8,000	304,000
			1,324,250
Health Care - 19.52%
*†	Bio-Rad Laboratories, Inc.	3,250	726,310
*	Collegium Pharmaceutical, Inc.	40,000	328,800
*	Cutera, Inc.	12,500	285,000
*†	DaVita, Inc.	11,000	728,860
*	Flexion Therapeutics, Inc.	18,750	320,437
*	Heron Therapeutics, Inc.	25,000	335,000
*†	Jazz Pharmaceuticals PLC	3,000	436,680
*	Kindred Biosciences, Inc.	30,000	204,000
*	MEI Pharma, Inc.	115,000	258,750
*	The Medicines Co.	18,500	735,745
			4,359,582
Industrials - 21.31%
*	Colfax Corp.	16,000	648,960
†	Douglas Dynamics, Inc.	17,500	532,875
*†	Genesee & Wyoming, Inc.	10,000	655,000
	H&E Equipment Services, Inc.	17,500	348,075
*†	Kirby Corp.	10,000	662,500
*†	Spirit Airlines, Inc.	12,500	663,750
†	Trinity Industries, Inc.	25,000	638,000
*	WABCO Holdings, Inc.	5,000	609,100
			4,758,260

			(Continued)

Goodwood SMID Long/Short Fund

Schedule of Investments - Continued

As of May 31, 2017
				Shares	Value (Note 1)

COMMON STOCKS - Continued

Information Technology - 8.29%
	ADTRAN, Inc.			30,000	$577,500
†	FLIR Systems, Inc.			17,000	644,130
*†	Trimble, Inc.			17,500	630,700
					1,852,330
Materials - 14.76%
†	Methanex Corp.			19,500	804,375
†	The Mosaic Co.			27,500	622,325
*	TimkenSteel Corp.			32,500	425,750
	United States Steel Corp.			25,000	521,250
†	Westlake Chemical Corp.			15,000	921,900
					3,295,600
Utilities - 1.99%
*	Vistra Energy Corp.			30,000	443,100

	Total Common Stocks (Cost $21,713,739)				20,824,372

LIMITED PARTNERSHIPS - 3.43%
†	Oaktree Capital Group LLC			11,500	533,025
†	Plains All American Pipeline LP			22,500	595,800
	The Carlyle Group LP			25,000	441,250

	Total Limited Partnerships (Cost $1,632,364)				1,570,075

CALL OPTIONS PURCHASED - 0.55%		Contracts (a)	Exercise Price	Expiration Date
*	ACADIA Pharmaceuticals, Inc.	75	$34.00	6/16/2017	750
*	ACADIA Pharmaceuticals, Inc.	100	27.00	7/21/2017	15,000
*	Acuity Brands, Inc.	5	190.00	6/16/2017	37
*	CDI Corp.	400	10.00	8/18/2017	3,000
*	Celadon Group, Inc.	100	5.00	6/16/2017	250
*	Cloud Peak Energy, Inc.	500	5.00	6/16/2017	1,250
*	Emerge Energy Services LP	100	15.00	6/16/2017	250
*	Emerge Energy Services LP	150	17.50	6/16/2017	375
*	Fastenal Co.	50	44.00	6/16/2017	2,375
*	GameStop Corp.	125	24.00	10/20/2017	14,188
*	GoPro, Inc.	400	9.00	7/21/2017	11,600
*	GoPro, Inc.	500	11.00	7/21/2017	2,000
*	H&E Equipment Services, Inc.	100	22.50	8/18/2017	6,500
*	Harley-Davidson, Inc.	100	55.00	6/16/2017	2,750
*	Jack in the Box, Inc.	5	105.00	6/16/2017	1,513
*	Mylan NV	150	40.00	6/16/2017	6,825
*	Pier 1 Imports, Inc.	250	8.00	6/16/2017	625
*	Ralph Lauren Corp.	100	70.00	7/21/2017	15,000
*	Rent-A-Center, Inc.	300	12.50	6/16/2017	2,250
*	Sasol Ltd.	200	35.00	9/15/2017	5,000

					(Continued)

Goodwood SMID Long/Short Fund

Schedule of Investments - Continued

As of May 31, 2017
				Shares	Value (Note 1)

CALL OPTIONS PURCHASED - Continued		Contracts (a)	Exercise Price	Expiration Date
*	SPDR S&P Metals & Mining ETF	500	$32.00	6/16/2017	$2,000
*	Stage Stores, Inc.	500	2.50	7/21/2017	5,000
*	Stein Mart, Inc.	150	2.50	8/18/2017	375
*	Target Corp.	250	60.00	7/21/2017	4,875
*	Teck Resources Ltd.	100	19.50	6/16/2017	1,400
*	The Scotts Miracle-Gro Co.	35	90.00	7/21/2017	3,325
*	TimkenSteel Corp.	200	15.00	6/16/2017	3,000
*	Valeant Pharmaceuticals
	International, Inc.	50	15.00	7/21/2017	1,325
*	Workday, Inc.	30	102.00	6/16/2017	9,900

	Total Call Options Purchased (Cost $318,324)				122,738

PUT OPTIONS PURCHASED - 1.62%
*	ADTRAN, Inc.	100	19.00	6/16/2017	2,750
*	Ally Financial, Inc.	200	18.00	6/16/2017	6,000
*	Autodesk, Inc.	35	92.50	6/16/2017	227
*	Bio-Rad Laboratories, Inc.	15	210.00	7/21/2017	4,388
*	BJ's Restaurants, Inc.	100	40.00	6/16/2017	500
*	Burlington Stores, Inc.	50	90.00	6/16/2017	1,125
*	Colfax Corp.	75	40.00	7/21/2017	9,750
*	Flexion Therapeutics, Inc.	100	17.50	6/16/2017	10,000
*†	Genesee & Wyoming, Inc.	50	60.00	6/16/2017	1,000
*	Heron Therapeutics, Inc.	50	15.00	6/16/2017	9,375
*	International Flavors & Fragrances, Inc.	150	130.00	7/21/2017	14,250
*	iShares Russell 2000 ETF	250	130.00	6/16/2017	6,250
*	iShares Russell 2000 ETF	500	135.00	6/9/2017	29,500
*	Jack in the Box, Inc.	50	95.00	6/16/2017	500
*†	Kirby Corp.	100	65.00	7/21/2017	20,500
*	Methanex Corp.	100	40.00	7/21/2017	16,500
*	Murphy USA, Inc.	100	65.00	6/16/2017	5,500
*	National Oilwell Varco, Inc.	125	31.00	7/21/2017	8,625
*	NVIDIA Corp.	100	130.00	6/16/2017	4,000
*	Pioneer Natural Resources Co.	100	160.00	7/21/2017	39,000
*	Plains All American Pipeline LP	100	26.00	6/16/2017	3,250
*	Plains All American Pipeline LP	100	24.00	7/21/2017	2,000
*†	Polaris Industries, Inc.	35	85.00	6/16/2017	9,800
*	Rollins, Inc.	400	40.00	7/21/2017	9,000
*†	Spirit Airlines, Inc.	100	50.00	7/21/2017	11,500
*	The Carlyle Group LP	150	17.50	7/21/2017	8,625
*	The Chemours Co.	50	35.00	7/21/2017	4,000
*	The Chemours Co.	100	40.00	6/16/2017	14,250
*	The Greenbrier Cos., Inc.	200	40.00	7/21/2017	20,000
*	TimkenSteel Corp.	150	12.50	7/21/2017	13,125

					(Continued)

Goodwood SMID Long/Short Fund

Schedule of Investments - Continued

As of May 31, 2017
				Shares	Value (Note 1)

PUT OPTIONS PURCHASED - Continued		Contracts (a)	Exercise Price	Expiration Date
*	Trinity Industries, Inc.	150	$25.00	7/21/2017	$17,250
†	United Natural Foods, Inc.	75	35.00	6/16/2017	3,000
*	United States Steel Corp.	250	19.00	6/16/2017	6,500
*	US Silica Holdings, Inc.	50	37.00	6/16/2017	5,750
*	VF Corp.	50	52.50	6/16/2017	2,500
*	WD-40 Co.	100	100.00	8/18/2017	19,750
†	Westlake Chemical Corp.	100	60.00	7/21/2017	19,500
*†	Wynn Resorts Ltd.	50	120.00	6/16/2017	3,275

	Total Put Options Purchased (Cost $508,651)				362,815

U.S. TREASURY BILLS - 12.30%		Principal	Yield	Maturity Date
*†	United States Treasury Bill	$1,000,000	0.000%	6/22/2017	999,575
*†	United States Treasury Bill	750,000	0.000%	7/13/2017	749,270
*†	United States Treasury Bill	1,000,000	0.000%	8/10/2017	998,218

	Total U.S. Treasury Bills (Cost $2,747,346)				2,747,063

SHORT-TERM INVESTMENT - 0.76%				Shares
§	Money Market Fiduciary Portfolio, 0.01%			169,734	169,734

	Total Short-Term Investment (Cost $169,734)				169,734

Total Value of Investments (Cost $27,090,158) - 115.51%					$25,796,797

Total Value of Securities Sold Short (Proceeds $10,622,761) - (47.84)%					(10,684,639)

Total Value of Options Written (Premiums Received $89,982) - (0.39)%					(86,650)

Other Assets Less Liabilities - 32.72%					7,308,256

Net Assets - 100.00%					$22,333,764

*	Non-income producing investment
§	Represents 7 day effective yield
(a)	Each contract is equivalent to 100 shares of the underlying common stock.
†	All or a portion of security is segregated as collateral for securities sold short and options written

The following abbreviation or acronym is used in this portfolio:
	NV - Netherlands security

Goodwood SMID Long/Short Fund

Schedule of Investments - Schedule of Securities Sold Short

As of May 31, 2017
		Shares	Value (Note 1)

SECURITIES SOLD SHORT - 47.84%

COMMON STOCKS - 47.84%

Consumer Discretionary - 6.43%
*	CarMax, Inc.	4,000	$251,320
	Dick's Sporting Goods, Inc.	3,500	143,955
	Foot Locker, Inc.	5,000	297,050
	Newell Brands, Inc.	3,500	185,325
*	O'Reilly Automotive, Inc.	1,250	302,600
	Ross Stores, Inc.	4,000	255,680
			1,435,930
Consumer Staples - 6.48%
	Calavo Growers, Inc.	5,000	338,500
	Campbell Soup Co.	4,000	230,600
	Casey's General Stores, Inc.	2,000	232,780
*	Central Garden & Pet Co.	4,000	119,680
	McCormick & Co., Inc.	2,500	260,375
	WD-40 Co.	2,500	264,250
			1,446,185
Financials - 2.24%
*	Ally Financial, Inc.	12,500	231,750
*	Credit Acceptance Corp.	1,250	268,775
			500,525
Health Care - 6.41%
*	ABIOMED, Inc.	1,850	254,246
*	ANI Pharmaceuticals Inc	5,000	218,450
*	athenahealth, Inc.	1,850	247,863
*	MEDNAX, Inc.	3,000	162,900
*	Nektar Therapeutics	10,000	198,800
*	Nevro Corp.	2,500	172,075
*	Pacira Pharmaceuticals, Inc.	4,000	177,600
			1,431,934
Industrials - 6.94%
	AMERCO	750	276,938
	GATX Corp.	4,500	267,660
*	Patrick Industries, Inc.	4,000	264,800
	Rollins, Inc.	6,000	258,420
*	Trex Co., Inc.	4,000	257,080
	Wabtec Corp.	2,750	224,812
			1,549,710
Information Technology - 4.80%
*	FleetCor Technologies, Inc.	2,000	288,580
*	Snap, Inc.	8,500	180,285
	Symantec Corp.	10,000	303,100
*	Workday, Inc.	3,000	299,940
			1,071,905

			(Continued)

Goodwood SMID Long/Short Fund

Schedule of Investments - Schedule of Securities Sold Short - Continued

As of May 31, 2017
	Shares	Value (Note 1)

SECURITIES SOLD SHORT - Continued

COMMON STOCKS - Continued

Materials - 9.24%
Celanese Corp.	1,500	$129,825
International Flavors & Fragrances, Inc.	2,500	344,725
Newmont Mining Corp.	4,300	146,845
Olin Corp.	10,000	293,400
RPM International, Inc.	4,000	216,920
Sonoco Products Co.	3,000	152,130
Teck Resources Ltd.	7,500	133,950
The Chemours Co.	7,500	299,925
The Scotts Miracle-Gro Co.	4,000	346,440
		2,064,160
Real Estate - 4.27%
American Campus Communities, Inc.	6,000	284,760
CubeSmart	10,000	249,600
General Growth Properties, Inc.	8,000	178,240
* SBA Communications Corp.	1,750	241,815
		954,415
Telecommunication Services - 1.03%
Shenandoah Telecommunications Co.	7,500	229,875

Total Common Stocks (Proceeds $10,622,761)		10,684,639

Total Securities Sold Short (Proceeds $10,622,761)		$10,684,639

See Notes to Financial Statements

Goodwood SMID Cap Discovery Fund

Schedule of Investments - Schedule of Options Written

As of May 31, 2017
						Value (Note 1)

OPTIONS WRITTEN - 0.39%

	CALL OPTIONS WRITTEN - 0.03%		Contracts (a)	Exercise Price	Expiration Date
	*	ACADIA Pharmaceuticals, Inc.	100	$32.00	7/21/2017	$3,750
	*	ACADIA Pharmaceuticals, Inc.	75	39.00	6/16/2017	750
	*	Acuity Brands, Inc.	5	200.00	6/16/2017	62
	*	Genesee & Wyoming, Inc.	25	75.00	7/21/2017	688
	*	GoPro, Inc.	400	20.00	1/19/2018	1,000
	*	The Gap, Inc.	100	29.00	6/16/2017	100
	*	Valeant Pharmaceuticals
		International, Inc.	50	20.00	7/21/2017	425
	*	WABCO Holdings, Inc.	25	130.00	6/16/2017	375

		Total Call Options Written (Premiums Received $15,078)				7,150

	PUT OPTIONS WRITTEN - 0.36%
	*	Genesee & Wyoming, Inc.	25	55.00	7/21/2017	812
	*	Hi-Crush Partners LP	125	10.00	6/16/2017	625
	*	iShares Russell 2000 ETF	500	131.00	6/9/2017	5,750
	*	Kirby Corp.	100	60.00	7/21/2017	7,750
	*	Methanex Corp.	50	37.50	7/21/2017	4,375
	*	Pioneer Natural Resources Co.	100	145.00	7/21/2017	10,500
	*	The Medicines Co.	75	32.00	7/21/2017	8,625
	*	TimkenSteel Corp.	150	10.00	7/21/2017	3,375
	*	United Natural Foods, Inc.	75	35.00	7/21/2017	5,438
	*	US Silica Holdings, Inc.	50	32.00	6/16/2017	875
	*	WD-40 Co.	100	90.00	8/18/2017	5,500
	*	Westlake Chemical Partners LP	200	22.50	8/18/2017	16,000
	*	Williams-Sonoma, Inc.	25	52.50	6/16/2017	9,875

		Total Put Options Written (Premiums Received $74,904)				79,500

	Total Options Written (Premiums Received $89,982)					$86,650

(a)	Each contract is equivalent to 100 shares of the underlying common stock.

See Notes to Financial Statements

Goodwood SMID Long/Short Fund

Schedule of Investments - Summary of Investments

As of May 31, 2017

Summary of Investments	% of Net
by Sector	Assets	Value
Assets
Consumer Discretionary	18.32%	$4,092,300
Consumer Staples	3.13%	698,950
Energy	5.93%	1,324,250
Health Care	19.52%	4,359,582
Industrials	21.31%	4,758,260
Information Technology	8.29%	1,852,330
Materials	14.76%	3,295,600
Utilities	1.99%	443,100
Limited Partnerships	7.03%	1,570,075
Call Options Purchased	0.55%	122,738
Put Options Purchased	1.62%	362,815
U.S. Treasury Bills	12.30%	2,747,063
Short-Term Investment	0.76%	169,734
Liabilities
Consumer Discretionary	-6.43%	(1,435,930)
Consumer Staples	-6.48%	(1,446,185)
Financials	-2.24%	(500,525)
Health Care	-6.41%	(1,431,934)
Industrials	-6.94%	(1,549,710)
Information Technology	-4.80%	(1,071,905)
Materials	-9.24%	(2,064,160)
Real Estate	-4.27%	(954,415)
Telecommunication Services	-1.03%	(229,875)
Call Options Written	-0.03%	(7,150)
Put Options Written	-0.36%	(79,500)
Other Assets Less Liabilities	32.72%	7,308,256
Total Net Assets	100.00%	$22,333,764

See Notes to Financial Statements

Goodwood SMID Long/Short Fund

Statement of Assets and Liabilities

As of May 31, 2017

Assets:
Investments, at value (cost $27,090,158)	$25,796,797
Deposits with broker	3,724,479
Receivables:
Fund shares sold	140,891
Investments sold	4,749,345
Dividends and interest	28,653
Prepaid expenses:
Registration and filing expenses	17,785
Fund accounting fees	2,744

Total assets	34,460,694

Liabilities:
Securities sold short, at value (Proceeds $10,622,761)	10,684,639
Options written, at value (Premiums received $89,982)	86,650
Payables:
Fund shares repurchased	223
Investments purchased	1,309,454
Dividends on securities sold short	7,945
Accrued expenses:
Interest expense	15,555
Professional fees	14,000
Custody fees	3,388
Trustee fees and meeting expenses	1,337
Advisory fees	1,283
Distribution and service fees - Advisor Class Shares (note 3)	1,077
Shareholder fulfillment expenses	565
Miscellaneous expenses	350
Insurance fees	300
Administration fees	164

Total liabilities	12,126,930

Net Assets	$22,333,764

Net Assets Consist of:
Paid in capital	$26,866,425
Accumulated net investment loss	(126,291)
Accumulated net realized loss on investments, securites sold short, and options written	(3,054,463)
Net unrealized depreciation on investments, securities sold short, and options written	(1,351,907)

Total Net Assets	$22,333,764

Advisor Class Shares outstanding, no par value (unlimited authorized shares)	682,315
Net Assets	$5,318,430
Net Asset Value, Redemption Price, and Maximum Offering Price Per Share	$7.79

Institutional Class Shares outstanding, no par value (unlimited authorized shares)	2,249,937
Net Assets	$17,015,334
Net Asset Value, Redemption Price, and Maximum Offering Price Per Share	$7.56

See Notes to Financial Statements

Goodwood SMID Long/Short Fund

Statement of Operations

For the fiscal year ended May 31, 2017

Investment Income:
Dividends (net of withholding taxes of $4,783)	$241,988
Interest	7,998

Total Investment Income	249,986

Expenses:
Advisory fees (note 2)	271,035
Interest expense	100,805
Dividends on securities sold short	80,570
Fund accounting fees (note 2)	35,174
Transfer agent fees (note 2)	27,000
Registration & filing expenses	25,499
Administration fees (note 2)	24,182
Professional fees	23,591
Custody fees (note 2)	21,774
Security pricing fees	15,107
Distribution and service fees - Advisor Class Shares (note 3)	14,063
Compliance fees (note 2)	12,235
Shareholder fulfillment expenses	12,078
Trustee fees and meeting expenses	8,004
Miscellaneous expenses (note 2)	4,294
Insurance fees	2,055

Total Expenses	677,466

Advisory fees waived (noted 2)	(116,463)

Net Expenses	561,003

Net Investment Loss	(311,017)

Realized and Unrealized Loss on Investments:

Net realized loss from investments	(540,386)
Net realized loss on securities sold short	(974,570)
Net realized loss on options written	(299,252)
Total net realized loss	(1,814,208)

Net change in unrealized depreciation on investments	(515,648)
Net change in unrealized depreciation on securities sold short	(59,683)
Net change in unrealized appreciation on options written	4,195
Total net change in unrealized depreciation	(571,136)

Net Realized and Unrealized Loss on Investments	(2,385,344)

Net Decrease in Net Assets Resulting from Operations	$(2,696,361)

See Notes to Financial Statements

Goodwood SMID Long/Short Fund

Statements of Changes in Net Assets

For the fiscal years ended May 31,	2017	2016

Operations:
Net investment loss	$(311,017)	$(77,546)
Net realized loss on investment transactions	(1,814,208)	(1,059,270)
Net change in unrealized depreciation on investments	(571,136)	(846,582)

Net Decrease in Net Assets Resulting from Operations	(2,696,361)	(1,983,398)

Distributions to Shareholders From:
Net realized capital gains
Advisor Class Shares	-	(27,091)
Institutional Class Shares	-	(14,658)

Decrease in Net Assets Resulting from Distributions	-	(41,749)

Beneficial Interest Transactions:
Shares sold	14,085,876	16,564,618
Reinvested dividends and distributions	-	39,336
Shares repurchased	(6,955,393)	(10,469,411)

Increase from Beneficial Interest Transactions	7,130,483	6,134,543

Net Increase in Net Assets	4,434,122	4,109,396

Net Assets:
Beginning of Year	17,899,642	13,790,246
End of Year	$22,333,764	$17,899,642

Accumulated Net Investment Loss	$(126,291)	$(52,222)

See Notes to Financial Statements		(Continued)

Goodwood SMID Long/Short Fund

Statements of Changes in Net Assets

For the fiscal years ended May 31,	2017		2016

Share Information:
Advisor Class Shares	Shares	Amount	Shares	Amount
Shares sold	584,433	$5,233,288	539,916	$4,720,701
Reinvested dividends and distributions	-	-	3,358	27,068
Shares repurchased	(479,402)	(4,020,667)	(1,010,273)	(8,559,246)
Net Increase (Decrease) in Shares of
Beneficial Interest	105,031	1,212,621	(466,999)	(3,811,477)

Share Information:
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	1,053,532	$8,852,588	1,443,529	$11,843,917
Reinvested dividends and distributions	-	-	1,575	12,268
Shares repurchased	(354,736)	(2,934,726)	(233,362)	(1,910,165)
Net Increase in Shares of Beneficial Interest	698,796	5,917,862	1,211,742	9,946,020

See Notes to Financial Statements

Goodwood SMID Long/Short Fund

Financial Highlights

For a share outstanding during each	Advisor Class Shares
of the fiscal years ended May 31,	2017		2016		2015		2014		2013	(e)

Net Asset Value, Beginning of Year	$8.61		$10.05		$10.07		$35.41		$28.69

Income (Loss) from Investment Operations
Net investment loss	(0.14)	(g)	(0.07)	(g)	(0.13)	(g)	(0.07)		(0.49)
Net realized and unrealized gain (loss)
on investments	(0.68)		(1.33)		0.25		4.79		7.31

Total from Investment Operations	(0.82)		(1.40)		0.12		4.72		6.82

Less Distributions:
From net investment income	-		-		-		(0.02)		-
From net realized gains	-		(0.04)		(0.14)		(30.04)		(0.10)

Total Distributions	-		(0.04)		(0.14)		(30.06)		(0.10)

Paid in Interest
From redemption fees	-		-		0.00	(d)	0.00	(d)	0.00	(d)

Total Paid in Interest	-		-		-		0.00		0.00

Net Asset Value, End of Year	$7.79		$8.61		$10.05		$10.07		$35.41

Total Return	(9.52)%	(b)	(13.93)%	(a)(b)	1.36%	(a)(b)	14.11%	(a)	23.82%	(a)(b)

Net Assets, End of Year (in thousands)	$5,318		$4,972		$10,497		$7,749		$7,424

Ratios of:
Interest and Dividend Expenses to Average
Net Assets	0.82%		0.12%		-		-		-
Gross Expenses to Average Net Assets (c)	3.30%		2.06%		1.95%		2.12%		1.95%
Net Expenses to Average Net Assets (c)(h)	1.94%		1.94%		1.95%	(f)	1.95%		1.95%
Net Expenses to Average Net Assets (c)	2.77%		2.05%		1.95%		1.95%		1.95%
Net Investment Loss to Average Net Assets	(1.65)%		(0.79)%		(1.30)%		(1.47)%		(1.37)%

Portfolio turnover rate	438.73%		580.62%		335.07%		288.93%		60.68%

(a)	Total return does not reflect sales charge, if any.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon  those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(d) Less than $0.01 per share.
(e)
The Fund had a 1:2.469 reverse stock split effective December 6, 2013.  Prior year net asset values and  per share amounts for 2013 have been restated to reflect the impact of the reverse stock split.   The net  net asset value reported at the original fiscal year ended May 31, 2013, prior to the reverse stock split,  was $14.34/share.

(f)	Recognition of the Fund's net investment income is affected by the timing of dividend declarations of underlying funds. The expenses of the underlying funds are excluded from the Fund's expense ratio.
(g)	Calculated using the average shares method.
(h) Excluding interest and dividends.

See Notes to Financial Statements

Goodwood SMID Long/Short Fund

Financial Highlights

For a share outstanding during the	Institutional Class Shares
fiscal year or period ended May 31,	2017	2016	2015	(e)

Net Asset Value, Beginning of Period	$8.33	$9.70	$10.00

Loss from Investment Operations
Net investment loss (f)	(0.11)	(0.05)	(0.09)
Net realized and unrealized loss on
on investments	(0.66)	(1.28)	(0.07)

Total from Investment Operations	(0.77)	(1.33)	(0.16)

Less Distributions:
From net investment income	-	-	-
From net realized gains	-	(0.04)	(0.14)

Total Distributions	-	(0.04)	(0.14)

Net Asset Value, End of Period	$7.56	$8.33	$9.70

Total Return (c)	(9.24)%	(13.71)%	(1.43)%	(b)

Net Assets, End of Period (in thousands)	$17,015	$12,927	$3,293

Ratios of:
Interest and Dividend Expenses to Average Net Assets	0.84%	0.12%	-
Gross Expenses to Average Net Assets (d)	3.07%	1.83%	1.70%	(a)
Net Expenses to Average Net Assets (d)(g)	1.69%	1.71%	1.70%	(a)(h)
Net Expenses to Average Net Assets (d)	2.53%	1.83%	1.70%	(a)
Net Investment Loss to Average Net Assets	(1.36)%	(0.55)%	(1.02)%	(a)

Portfolio turnover rate	438.73%	580.62%	335.07%	(b)

(a) Annualized.
(b) Not annualized.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of merica and, consequently, the net asset value for financial reporting purposes and the returns based upon  those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements gross expense ratio) and after any waivers and reimbursements (net expense ratio).
(e)	For the period from July 16, 2014 (Date of Initial Public Investment) through May 31, 2015.
(f) Calculated using the average shares method.
(g) Excluding interest and dividends.
(h)	Recognition of the Fund's net investment income is affected by the timing of dividend declarations of underlying funds. The expenses of the underlying funds are excluded from the Fund's expense ratio.

See Notes to Financial Statements

Goodwood SMID Long/Short Fund

Notes to Financial Statements

May 31, 2017

1.    Organization and Significant Accounting Policies

The Goodwood SMID Long/Short Fund ("Fund"), formerly known as the Goodwood SMID Cap Discovery Fund, is a series of the Starboard Investment Trust ("Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund is a separate diversified series of the Trust.

The Fund commenced operations on January 4, 2010. The investment objective of the Fund is to seek capital appreciation.  In order to achieve its investment objective, Goodwood Advisors, LLC ("Advisor") will seek to invest primarily in a portfolio of common stocks of companies that the Advisor believes have above-average future growth potential relative to their peers, using risk adjusted metrics as a comparative baseline.

The Fund currently has an unlimited number of authorized shares, which are divided into two classes – Advisor Class Shares and Institutional Class Shares. Each class of shares has equal rights as to assets of the Fund, and the classes are identical except that the Advisor Class Shares are subject to distribution and service fees which are further discussed in Note 3. Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.  The Date of Initial Public Investment for the Advisor Class Shares was January 4, 2010.  The Date of Initial Public Investment for the Institutional Class Shares was July 16, 2014.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").  The Fund follows the accounting and reporting guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification 946 "Financial Services – Investment Companies."

Investment Valuation
The Fund's investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Price information on listed securities is taken from the composite exchange listing for securities traded on multiple exchanges.  Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the portfolio security is principally traded closes early or if trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation) or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Fund's normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  Money market securities are highly liquid financial instruments with very short maturities that are valued at their respective net asset values.

Option Valuation
Options are valued at the mean of the last quoted bid and ask prices as of 4:00 p.m. Eastern Time (the "Valuation Time"). Options will be valued on the basis of prices provided by pricing services when such prices are reasonably believed to reflect the market value of such options and may include the use of composite or National Best Bid/Offer (NBBO) pricing information provided by the pricing services. If there is an ask price but no bid price at the Valuation Time, the option shall be priced at the mean of zero and the ask price at the Valuation Time.  An option should be valued using fair value pricing when (i) a reliable last quoted ask price at the Valuation Time is not readily available or (ii) the Fund's investment advisor or Fund management does not believe the prices provided by the pricing services reflect the market value of such option.

(Continued)

Goodwood SMID Long/Short Fund

Notes to Financial Statements

May 31, 2017

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities and identical securities in inactive markets, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of May 31, 2017 for the Fund's assets measured at fair value:

Investments (a)	Total	Level 1	Level 2	Level 3
Assets
Common Stocks*	$20,824,372	$20,824,372	$-	$-
Limited Partnerships	1,570,075	1,570,075	-	-
Call Options Purchased	122,738	-	122,738	-
Put Options Purchased	362,815	-	362,815	-
U.S. Treasury Bills	2,747,063	-	2,747,063	-
Short-Term Investment	169,734	169,734	-	-
Total Assets	$25,796,797	$22,564,181	$3,232,616	$-

Liabilities
Common Stocks*	$10,684,639	$10,684,639	$-	$-
Call Options Written	7,150	-	7,150	-
Put Options Written	79,500	-	79,500	-
Total Liabilities	$10,771,289	$10,684,639	$86,650	$-

* Please refer to the Schedule of Investments for a breakdown by sector.
(a) The Fund had no significant transfers into or out of Level 1, 2, or 3 during the fiscal year ended May 31, 2017.  The Fund did not hold any Level 3 securities during the year.  It is the Fund's policy to recognize transfers at the end of the reporting period.

Securities Sold Short
The Fund may sell a security short to increase investment returns. The Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.

(Continued)

Goodwood SMID Long/Short Fund

Notes to Financial Statements

May 31, 2017

Until the Fund replaces the borrowed security, the Fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes securities held long as shown on the Schedule of Investments. Dividends on securities sold short are recorded as an expense on the Fund's Statement of Operations.  The total dividend on securities sold short expense for the fiscal year ended May 31, 2017 was $80,570.

Purchased Options
When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

Option Writing
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss (depending on if the premium is less than the amount paid for the closing purchase transaction).  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  Written options are non-income producing securities.

A summary of option contracts written by the Fund during the fiscal year ended May 31, 2017 were as follows:

	Call Options		Put Options
Option Contracts Written	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options Outstanding, Beginning of Year	100	$4,333	350	$42,179
Options written	39,511	1,942,453	30,373	1,698,666
Options closed	(37,915)	(1,921,438)	(28,481)	(1,655,228)
Options exercised	(300)	(4,098)	-	-
Options expired	(616)	(6,172)	(667)	(10,713)
Options Outstanding, End of Year	780	$15,078	1,575	$74,904

Derivative Financial Instruments
The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets.  Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

(Continued)

Goodwood SMID Long/Short Fund

Notes to Financial Statements

May 31, 2017

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in Investments, at value on the Statement of Assets and Liabilities.  Net realized gains and losses and net change in unrealized appreciation and depreciation on these contracts for the year are included in the Realized and Unrealized Loss on Investments on the Statement of Operations.

The derivative instruments outstanding as of May 31, 2017 are disclosed below and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed below serve as indicators of the volume of derivative activity for the Fund.

The following table sets forth the effect of the derivative instruments on the Statement of Assets and Liabilities as of May 31, 2017:

Derivative Type	Location	Value
Equity Contracts – purchased options	Assets-Investments, at value	$ 485,553
Equity Contracts – written options	Liabilities-Options written, at value	$ 86,650

The following table sets forth the effect of the derivative instruments on the Statement of Operations for the fiscal year ended May 31, 2017:

Derivative Type	Location	Gains/Losses
Equity Contracts – purchased options	Net realized loss from investments	$(3,649,368)
Equity Contracts – written options	Net realized loss from options written	$(299,252)

Equity Contracts – purchased options	Net change in unrealized appreciation on investments	$220,856
Equity Contracts – written options	Net change in unrealized appreciation on options written	$4,195

The following table presents the Fund's liabilities available for offset under a master netting arrangement of collateral pledged as of May 31, 2017:
Gross Amounts of Assets Presented in the Statement of Assets & Liabilities
	Gross Amounts of Recognized Liabilities	Financial Instruments Pledged	Cash Collateral Pledged	Net Amount of Assets
Description of Liability:
Options Written	$86,650	$-	$86,650	$-
Securities Sold Short	10,684,639	7,046,810	3,637,829	-
Total	$10,771,289	$7,046,810	$3,724,479	$-

The actual financial instruments and cash collateral pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

(Continued)

Goodwood SMID Long/Short Fund

Notes to Financial Statements

May 31, 2017

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions
The Fund may declare and distribute dividends from net investment income (if any) annually.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.    Transactions with Related Parties & Service Providers

Advisor
The Fund pays a monthly fee to the Advisor calculated at the annual rate of 1.25% of the Fund's average daily net assets.

The Advisor has entered into a contractual agreement (the "Expense Limitation Agreement") with the Trust, on behalf of the Fund, under which it had agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in amounts that limit the Fund's total operating expenses (exclusive of interest, dividends on securities sold short, taxes, brokerage commissions, borrowing costs, fees and expenses of other investment companies in which the Fund invests, and other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund's business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 1.70% of the average daily net assets of the Fund.  The current term of the Expense Limitation Agreement remains in effect until May 31, 2018.  While there can be no assurance that the Expense Limitation Agreement will continue after that date, it is expected to continue from year-to-year thereafter.  The Advisor cannot recoup any amounts previously waived or reimbursed.

For the fiscal year ended May 31, 2017, $271,035 in advisory fees were incurred, of which $116,463 in advisory fees were waived by the Advisor.

Administrator
The Fund pays a monthly fee to The Nottingham Company (the "Administrator") based upon the average daily net assets of the Fund and calculated at the annual rates as shown in the schedule below subject to a minimum of $2,000 per month.  The Administrator also receives a fee as to procure and pay the Fund's custodian, as additional compensation for fund accounting and recordkeeping services, and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses. The Administrator also receives a miscellaneous compensation fee for peer group, comparative analysis, and compliance support totaling $350 per month. As of May 31, 2017, the Administrator received $4,294 in miscellaneous expenses.

(Continued)

Goodwood SMID Long/Short Fund

Notes to Financial Statements

May 31, 2017

A breakdown of the fees is provided in the following table:

Administration Fees*		Custody Fees*		Fund Accounting Fees (minimum monthly)	Fund Accounting Fees (asset- based fee)	Blue Sky Administration Fees (annual)
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate
First $100 million	0.100%	First $200 million	0.020%	$2,250	0.01%	$150 per state
Next $150 million	0.080%	Over $200 million	0.009%	$500/additional class
Next $250 million	0.060%
Next $500 million	0.050%	*Minimum monthly fees of $2,000 and $417 for Administration and Custody, respectively.
Next $1 billion	0.040%
Over $2 billion	0.035%

The Fund incurred $24,182 in administration fees, $21,774 in custody fees, and $35,174 in fund accounting fees for the fiscal year ended May 31, 2017.

Compliance Services
Cipperman Compliance Services, LLC provides services as the Trust's Chief Compliance Officer.  Cipperman Compliance Services, LLC is entitled to receive customary fees from the Fund for their services pursuant to the Compliance Services agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC ("Transfer Agent") serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Fund pursuant to the Transfer Agent's fee arrangements with the Fund.  The Fund incurred $27,000 in transfer agent fees during the fiscal year ended May 31, 2017.

Distributor
Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor.  The Distributor receives $5,000 per year paid in monthly installments for services provided and expenses assumed.

Certain officers of the Trust are also officers of the Administrator.

3.    Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such plan or in any agreement related to such plan, adopted a distribution plan pursuant to Rule 12b-1 of the 1940 Act (the "Plan").  The 1940 Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Advisor Class Shares may incur certain expenses, which may not exceed 0.25% per annum of the average daily net assets of the Fund's Advisor Class Shares for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Advisor Class or support servicing of shareholder accounts.  For the fiscal year ended May 31, 2017, $14,063 in fees were incurred by the Advisor Class Shares of the Fund.

(Continued)

Goodwood SMID Long/Short Fund

Notes to Financial Statements

May 31, 2017

4.    Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$95,152,295	$91,491,120

There were no long-term purchases or sales of U.S Government Obligations during the fiscal year ended May 31, 2017.

5.    Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management reviewed the Fund's tax positions on federal income tax returns for the open tax years May 31, 2014 through May 31, 2017, and determined that the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the fiscal year ended May 31, 2017, the Fund did not incur any interest or penalties.

Reclassifications to the capital accounts relate primarily to differing book/tax treatment of ordinary net investment losses.
For the fiscal year ended May 31, 2017, the following reclassifications were made:

Accumulated Net Investment Loss	$236,948
Accumulated Net Realized Loss	(9,772)
Paid In Capital	(227,176)

Distributions during the fiscal year ended were characterized for tax purposes as follows:

Distributions from
For the Fiscal Year Ended	Ordinary Income	Long-Term- Capital Gains
05/31/2017	$ -	$ -
05/31/2016	$ -	$ 41,749

At May 31, 2017, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$16,693,936

Gross Unrealized Appreciation	$716,335
Gross Unrealized Depreciation	(2,384,763)
Net Unrealized Depreciation	(1,668,428)

Capital Loss Carryforward	(1,308,745)
Late-Year Losses	(126,291)
Deferred Post-October Losses	(1,429,197)

Accumulated Deficit	$(4,532,661)

(Continued)

Goodwood SMID Long/Short Fund

Notes to Financial Statements

May 31, 2017

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sale losses.

The Fund has a capital loss carryforward of $1,308,745, of which $1,238,636 is short-term in nature and $70,109 is long-term in nature, and has no expiration.

For tax purposes, the current late year losses of $126,291 were realized during the period from January 3, 2017 through May 31, 2017.  These losses will be recognized for tax purposes on the first business day of the Fund's next fiscal year, June 1, 2017.

In addition, the Fund has Deferred Post-October Losses totaling $1,429,197, which are reflected in the accompanying financial statements and include net capital losses realized between November 1 and the Fund's fiscal year end that have not been recognized for tax purposes.

6.    Principal Risks

Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Portfolio Turnover Risk
The Advisor will sell portfolio securities when it is in the interests of the Fund and its shareholders to do so without regard to the length of time they have been held. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover may also result in the realization of short-term capital gains and losses.  Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Small-Cap and Mid-Cap Securities Risk
The Fund may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies. Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies. Securities of these types of companies have limited market liquidity, and their prices may be more volatile. You should expect that the value of the Fund's shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Option Risk
Option transactions in which the Fund expects to engage involve the specific risks described below: the Fund, as writer of an option, may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses on the Fund's investments in options; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker used by the Fund could present risks for the Fund; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

7.    Commitments and Contingencies

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

(Continued)

Goodwood SMID Long/Short Fund

Notes to Financial Statements

May 31, 2017

8.  New Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized enhanced disclosures, particularly related to derivatives, in investment company financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods ending after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund's financial statements and related disclosures.

9.  Subsequent Events

In accordance with GAAP, management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Starboard Investment Trust
and the Shareholders of Goodwood SMID Long/Short Fund

We have audited the accompanying statement of assets and liabilities of Goodwood SMID Long/Short Fund (formerly Goodwood SMID Cap Discovery Fund), a series of shares of beneficial interest in Starboard Investment Trust, (the "Fund") including the schedule of investments, as of May 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or period in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2017 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goodwood SMID Long/Short Fund as of May 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years or period in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
August 15, 2017

Goodwood SMID Long/Short Fund

Additional Information
(Unaudited)

1.    Proxy Voting Policies and Voting Record

A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Disclosure Policy are included as Appendix B to the Fund's Statement of Additional Information and are available, without charge, upon request, by calling 800-773-3863, and on the website of the Securities and Exchange Commission ("SEC") at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC's website at sec.gov.

2.    Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Forms N-Q are available on the SEC's website at sec.gov.  You may review and make copies at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. You may also obtain copies without charge, upon request, by calling the Fund at 800-773-3863.

3.    Tax Information

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund's fiscal year ended May 31, 2017.

During the fiscal year ended May 31, 2017, the Fund paid no income or long-term capital gain distributions.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.    Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2016 through May 31, 2017.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
(Continued)

Goodwood SMID Long/Short Fund

Additional Information
(Unaudited)

Advisor Class Shares	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$ 843.99	$8.95
	$1,000.00	$1,015.21	$9.80
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio, multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the six month period).

Institutional Class Shares	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$ 842.81	$7.81
	$1,000.00	$1,016.45	$8.55
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio, multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the six month period).

5.    Approval of Investment Advisory Agreement
The Advisor supervises the Fund's investments pursuant to an Investment Advisory Agreement.  At a quarterly meeting of the Fund's Board of Trustees on March 9, 2017, the Trustees approved the Investment Advisory Agreement for another term until March 31, 2018.   In considering whether to approve the Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii)  investment performance of the Advisor; (iii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (v) the Advisor's practices regarding brokerage and portfolio transactions; and (vi) the Advisor's practices regarding possible conflicts of interest.

In considering whether to approve the Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iii) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (iv) the Advisor's practices regarding brokerage and portfolio transactions; and (v) the Advisor's practices regarding possible conflicts of interest.
At the meeting, the Trustees reviewed various informational materials, including the Investment Advisory Agreement for the Fund and a memorandum from the Advisor to the Trustees containing information about the advisory firm and its business.  The memorandum provided information about the Advisor's finances, personnel, services to the Fund, investment advice, fees, and compliance program.  It also contained information on Fund expenses, including comparative expense ratio information for other mutual funds with strategies similar to the Fund.  The Trustees also reviewed a memorandum from the Fund's legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.  In addition, the Trustees consulted with separate independent legal counsel retained by them regarding their consideration of the Investment Advisory Agreement.  The Board also reviewed, among other things, the Advisor's financial statements, the Fund's most recent financial statements, fee and performance comparisons, brokerage commission reports for the prior twelve months, and a copy of the current Investment Advisory Agreement.

(Continued)

Goodwood SMID Long/Short Fund

Additional Information
(Unaudited)

The nature, extent, and quality of the services provided by the Adviser.  The Trustees considered the responsibilities of the Adviser under the Investment Advisory Agreement.  The Trustees reviewed the services being provided by the Adviser to the Fund including, without limitation, the quality of its investment advisory services since the Fund's inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund's investment objectives and limitations; its coordination of services for the Fund among the Fund's service providers; and its efforts to promote the Fund, grow the Fund's assets, and assist in the distribution of Fund shares.  The Trustees noted that the Adviser seeks capital appreciation by investing in a portfolio of small and mid-cap companies that the Adviser believes have strong business history and prospects for the future, marketable products that stand out in their respective markets and proven and capable management teams.  After reviewing the foregoing information and further information in the memorandum from the Adviser (e.g., descriptions of the Adviser's business, the Adviser's compliance program, and the Adviser's Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Adviser were satisfactory and adequate for the Fund.

The investment performance of the Fund and Adviser.  The Trustees compared the performance of the Fund with the performance of its benchmark index, comparable funds with similar objectives managed by other investment advisers, and applicable peer group data (e.g., Lipper peer group average). The Trustees noted that the Adviser had provided services to the Fund for less than three years and its one-year performance ended December 31, 2016 was higher than its peers group average (-11.14% vs. 7.39%), but that its performance over the previous quarter was lower than its peer group average and in the fourth quartile of peer funds. The Trustees also considered the consistency of the Adviser's management of the Fund with its investment objective, policies and limitations. After reviewing the short-term investment performance of the Fund, the Adviser's experience managing the Fund, the Adviser's historical investment performance, and other factors, the Board concluded that the investment performance of the Fund and the Adviser was satisfactory.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund.  The Trustees first noted that the management fee for the Fund under the Investment Advisory Agreement was 1.25% of average daily net assets. The Trustees evaluated the Adviser's staffing, personnel, and methods of operating; the education and experience of the Adviser's personnel; the Adviser's compliance program; the financial condition of the Adviser; the level of commitment to the Fund and the Adviser by the principals of the Adviser; the asset level of the Fund; and the overall expenses of the Fund, including certain prior fee waivers and reimbursements by the Adviser and the nature and frequency of advisory fee payments. The Trustees reviewed the financial statements for the Adviser and discussed the financial stability and profitability of the firm. The Trustees noted that the Adviser directly pays for certain expenses of the Fund under an Expense Limitation Agreement in order to help limit the Fund's annual operating expenses. The Trustees also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser's name, the ability for the Adviser to place small accounts into the Fund, and the potential for the Adviser to generate soft dollars from Fund trades that may benefit the Adviser as well. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. The Trustees determined that the Fund's management fee was higher than some of the comparable and higher than the peer group average, but that it was lower than other comparable funds. The Trustees also determined that the Fund's net expense ratio was higher than some of the comparable funds and the peer group average, but lower than other comparable funds.  The Trustees noted that the Fund was much smaller than the peer group average. The Trustees also noted that the Adviser's fee for separate account clients was similar to the management fee paid by the Fund.  Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by the Fund were fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that they reflected charges that were within a range of what could have been negotiated at arm's length.

The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for the benefit of the Fund's investors. In this regard, the Trustees reviewed the Fund's operational history and noted that the size of the Fund had not provided an opportunity to realize economies of scale. The Trustees then reviewed the Fund's fee arrangements for breakpoints or other provisions that would allow the Fund's shareholders to benefit from economies of scale in the future as the Fund grows.  The Trustees determined that the maximum management fee would stay the same regardless of the Fund's asset levels and, therefore, did not reflect economies of scale.  The Trustees noted that the Fund was a relatively small size and economies of scale were unlikely to be achievable in the near future. It was pointed out that breakpoints in the advisory fee could be reconsidered in the future. Following further discussion of the Fund's asset levels, expectations for growth, and fee levels, the Board determined that the Fund's fee arrangements were fair and reasonable at the present time in relation to the nature and quality of the services provided by the Adviser.

(Continued)

Goodwood SMID Long/Short Fund

Additional Information
(Unaudited)

The Adviser's practices regarding brokerage and portfolio transactions. In considering the Adviser's practices regarding brokerage and portfolio transactions, the Trustees reviewed the Adviser's standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any allocation of portfolio business to persons affiliated with the Adviser; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars). The Trustees noted, among other things, that the Fund rarely trades blocks of shares which require special handling. After further review and discussion, the Board determined that the Adviser's practices regarding brokerage and portfolio transactions were satisfactory.

The Adviser's practices regarding conflicts of interest.  In considering the Adviser's practices regarding possible conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Adviser's other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Adviser's code of ethics. Following further consideration and discussion, the Board indicated that the Adviser's standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.

6.    Information about Trustees and Officers
The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $2,000 during the fiscal year ended May 31, 2017 from the Fund for their services to the Fund and Trust.

(Continued)

Goodwood SMID Long/Short Fund

Additional Information
(Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
James H. Speed, Jr. Date of Birth: 06/1953	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	Previously President and CEO of NC Mutual Insurance Company (insurance company) from 2003 to 2015.	17
Independent Trustee of the Brown Capital Management Mutual Funds for its four series, Hillman Capital Management Investment Trust for its one series, Centaur Mutual Funds Trust for its one series, Chesapeake Investment Trust, previously known as Gardner Lewis Trust, for its one series and WST Investment Trust for its two series (all registered investment companies). Member of Board of Directors of M&F Bancorp. Member of Board of Directors of Investors Title Company. Previously, Board of Directors of NC Mutual Life Insurance Company.

Theo H. Pitt, Jr. Date of Birth: 04/1936	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001.	17
Independent Trustee of World Funds Trust for its forty nine series, Chesapeake Investment Trust, previously known as Gardner Lewis Investment Trust, for its one series, Leeward Investment Trust for its two series and Hillman Capital Management Investment Trust for its one series (all registered investment companies).

Michael G. Mosley Date of Birth: 01/1953	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	17	None.
J. Buckley Strandberg Date of Birth: 03/1960	Independent Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982.	17	None.
Other Officers
Katherine M. Honey Date of Birth: 09/1973	President and Principal Executive Officer	Since 05/15	EVP of The Nottingham Company since 2008.	n/a	n/a
Matthew J. Beck Date of Birth: 06/1988	Secretary	Since 05/15	General Counsel of The Nottingham Company since 2014.	n/a	n/a
Ashley E. Harris Date of Birth: 03/1984	Treasurer, Assistant Secretary and Principal Financial Officer	Since 05/15	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	n/a	n/a

(Continued)

Goodwood SMID Long/Short Fund

Additional Information
(Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Stacey Gillespie Date of Birth: 05/1974	Chief Compliance Officer	Since 03/16
Compliance Director, Cipperman Compliance Services, LLC (09/15-present). Formerly, Chief Compliance Officer of Boenning & Scattergood, Inc. (2013-2015) and Director of Investment Compliance at Boenning & Scattergood, Inc. (2007-2013).
				n/a	n/a

Goodwood SMID Long/Short Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Nottingham Shareholder Services, LLC	Goodwood Advisors, LLC
116 South Franklin Street	450 Laurel Street
Post Office Box 69	Suite 2105
Rocky Mount, North Carolina 27802-0069	Baton Rouge, Louisiana 70801

Telephone:	Telephone:

800-773-3863	866-841-8060

World Wide Web @:	World Wide Web @:

ncfunds.com	goodwood-funds.com

Item 2.	CODE OF ETHICS.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no substantive amendments during the period covered by this report.

(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.

(f)(1)	A copy of the code of ethics that applies to the registrant's Principal Executive Officers and Principal Financial Officers is filed pursuant to Item 12.(a)(1) below.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. As of the date of this report, May 31, 2017, the registrant's audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is "independent" for purposes of Item 3 of Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees – Audit fees billed for the registrant for the last two fiscal years are reflected in the table below. These amounts represent aggregate fees billed by the registrant's independent accountant, BBD, LLP ("Accountant"), in connection with the annual audits of the registrant's financial statements and for services normally provided by the Accountant in connection with the registrant's statutory and regulatory filings for those fiscal years.

Fund	2016	2017
Goodwood SMID Long/Short Fund	$11,750	$12,000

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended May 31, 2016 and May 31, 2017 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant's financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of the fund's federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2016	2017
Goodwood SMID Long/Short Fund	$2,000	$2,000

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)
The registrant's Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended May 31, 2016 and May 31, 2017 were $2,000 and $2,000, respectively.  There were no fees billed by the Accountant for non-audit services rendered to the registrant's investment adviser, or any other entity controlling, controlled by, or under common control with the registrant's investment adviser.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)
The Principal Executive Officer and the Principal Financial Officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Starboard Investment Trust

By: (Signature and Title)	/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer Goodwood SMID Long/Short Fund
Date: September 19, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Katherine M. Honey
Katherine M. Honey President and Principal Executive Officer Goodwood SMID Long/Short Fund
Date: September 19, 2017

By: (Signature and Title)	/s/ Ashley E. Harris
Ashley E. Harris Treasurer and Principal Financial Officer Goodwood SMID Long/Short Fund
Date: September 19, 2017